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                                                                    Exhibit 99.1

(VERITAS LOGO)                              NEWS

VERITAS Software Corporation
350 Ellis Street
Mountain View, CA 94043
(650) 527-8000

FOR IMMEDIATE RELEASE

                    VERITAS SOFTWARE COMPLETES ACQUISITION OF
                           PRECISE SOFTWARE SOLUTIONS

     Combination of technologies enables utility computing in heterogeneous environments

MOUNTAIN VIEW, CALIF. - JUNE 30, 2003 - VERITAS Software Corporation (Nasdaq:
VRTS), the leading storage software provider, today announced it has completed the acquisition of Precise Software Solutions (Nasdaq: PRSE), the leader in application performance management. The aggregate value of the merger consideration is approximately $609 million, consisting of approximately $400 million in cash and 7.4 million shares of VERITAS common stock, subject to final tabulation by VERITAS' exchange agent. With 22 consecutive quarters of revenue growth, Precise Software leads the application performance management (APM) market, a high-growth market that industry analysts predict will grow to $4.92 billion by 2006(1).

For years VERITAS has provided heterogeneous software to ensure the availability of data and applications. With the acquisition of Precise Software, VERITAS expands its heterogeneous offering to enable performance optimization of enterprise applications by accelerating the rate at which data can be accessed. A utility computing model requires fast, reliable access to data and applications, and only VERITAS can offer this capability from application to storage. Further details on VERITAS' integrated product roadmap will be rolled out in three months.

"The acquisition of Precise brings VERITAS into an exciting new market while complementing our leading heterogeneous storage software solutions," said Gary Bloom, chairman, president and CEO of VERITAS Software. "The integrated technologies will allow VERITAS to enable utility computing by increasing the availability and performance of our customers' applications while lowering the cost of their existing hardware and reducing the complexity of IT environments."

                                     -more-
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VERITAS Software Completes Acquisition of Precise Software Solutions
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With the acquisition close, the Precise i(3)(TM) application performance management solution becomes VERITAS i(3)(TM), allowing VERITAS to take performance management to the next level. VERITAS i(3) technology is designed to proactively detect application performance problems before the end user notices them, to identify the root cause of the problems, and help to correct them. The newly acquired VERITAS i(3) technology analyzes the total system performance, from application to storage, and correlates the results across all application tiers, isolating the root cause of performance degradation. Once the root cause is identified, the software recommends solutions so that corrective action can be taken. VERITAS i(3) software will be sold directly by VERITAS and through qualifying distributors and reseller partners. VERITAS plans to integrate VERITAS i(3) software with its high availability products and server provisioning technology in the first half of 2004.

With the close of the Precise acquisition, VERITAS also expands its storage resource management (SRM) suite. Precise StorageCentral(TM), the leading storage resource management software focused on file and quota management in Windows environments, becomes VERITAS StorageCentral(TM). VERITAS StorageCentral allows IT organizations to reclaim disk space, automatically control storage growth and allocation, ultimately reducing storage and administrative costs. The StorageCentral software gives customers increased control of Windows file and print server environments, controlling storage capacity and improving server availability. VERITAS StorageCentral software will be available through qualifying VERITAS distributors and reseller partners. VERITAS today also announced a strategic channel agreement with CDW to deliver VERITAS StorageCentral software to customers throughout the United States (see related news release, issued today).

CONFERENCE CALLS

The company will hold two conference calls today to discuss today's announcements. The first is at 7 a.m. Pacific Time, 10 a.m. Eastern Time. Analysts, investors and journalists may access the call by dialing (800) 289-0468, and entering passcode 524752, internationally at +1 (913) 981-5517. A replay of the call will be available two hours following the call at (888) 203-1112, passcode 524752, and internationally at +1 (719) 457-0820 until July 7, 2003. The presentation materials will be archived and available at www.veritas.com.

The second conference call is at 7:30 p.m. Pacific Time, 10:30 p.m. Eastern Time. Analysts, investors and journalists may access the call by dialing (800) 500-0311, and entering passcode
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VERITAS Software Completes Acquisition of Precise Software Solutions
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647068, internationally at +1 (719) 457-2698. A replay of the call will be available two hours following the call at (888) 203-1112, passcode 647068, and internationally at +1 (719) 457-0820 until July 7, 2003. The presentation materials will be archived and available at www.veritas.com.

SUPPORTING QUOTES

AMDOCS

"Amdocs, the world's leading provider of billing and CRM, is committed to enabling our customers to significantly improve operational efficiencies and lower costs, while reducing time to market of new, innovative services. The VERITAS i3 application performance management (APM) software suite enables our customers to gain a competitive edge in the fast paced telecommunications market by helping to ensure optimal performance of their Amdocs applications. Amdocs also deploys the VERITAS i3 solution within our own IT organization during development, deployment and production. Our relationship with VERITAS contributes not only to our business success, but also to assisting our customers in meeting their business success."

                                     -- Michael Couture
                                        Vice President, Marketing
                                        Amdocs

BEA

"Application performance management continues to be high on our customers' list of requirements. IT organizations today are looking to increase productivity and return on investment associated with application performance and system optimization. We look forward to working with VERITAS in this area and helping our customers achieve their demanding IT initiatives."

                                     -- Scott Edgington
                                        Vice President and General Manager,
                                        Global Software Partners
                                        BEA Systems, Inc.

CARNIVAL CRUISE LINES

"We are pleased to see VERITAS' business growing into overall system performance. The combination of VERITAS and Precise technologies is a great benefit to us because we can go to VERITAS for storage software and performance solutions and forgo the time and costs associated with product integration."

                                     -- Doug Eney
                                        Vice President of Systems
                                        Carnival Cruise Lines
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VERITAS Software Completes Acquisition of Precise Software Solutions
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CDW

"With VERITAS StorageCentral, CDW customers will be able to use quota management and policy-based management tools to automate and improve storage utilization. This powerful storage resource management (SRM) software will be instrumental in helping our customers reduce their total cost of managing storage. It's clear that VERITAS' acquisition of Precise Software demonstrates a continued commitment to the Windows market and a strategic move into the SRM market."

                                     -- James Lillis
                                        Vice President of Corporate Sales
                                        CDW Computer Centers, Inc.

EDS

"Precise i(3) is already a global standard within EDS Hosting and enables EDS to guarantee response time and provide increased application speed for our clients' business-critical applications, thereby enhancing service excellence and solidifying our industry-leading 100 percent service level agreement. VERITAS Cluster Server and VERITAS Foundation Suite are also global standards within EDS Hosting and provide our clients with leading high availability and instant recovery capabilities of business critical applications. VERITAS' acquisition of Precise Software provides a synergistic environment that now enables us to offer unparalleled application performance and availability."

                                     -- Larry Lozon
                                        Vice-President
                                        EDS Global Hosting

                                      # # #

ABOUT VERITAS SOFTWARE

With revenues of $1.5 billion in 2002, VERITAS Software ranks among the top 10 software companies in the world. VERITAS Software is the world's leading storage software company, providing data protection, storage management, high availability and disaster recovery software to 86 percent of the Fortune 500. VERITAS Software's corporate headquarters is located at 350 Ellis Street, Mountain View, CA, 94043, tel: 650-527-8000, fax: 650-527-8050, e-mail:
vx-sales@veritas.com, Web site: www.veritas.com.

                                      # # #

PRESS CONTACTS:

Kelly LeBlanc, Corporate Communications, VERITAS Software
(650) 527-2129, kelly.leblanc@veritas.com

Connie Chronis, Corporate Communications, VERITAS Software
(650) 527-1572, connie.chronis@veritas.com

Elizabeth Robinson, Applied Communications
(415) 519-1744, erobinson@appliedcom.com
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VERITAS Software Completes Acquisition of Precise Software Solutions
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INVESTOR CONTACT:

Renee Budig, VERITAS Software
(650) 527-4047, renee.budig@veritas.com

This press release may include estimates and forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties that could cause our actual results to differ materially from such forward-looking statements, including: the risk that we will not gain market acceptance of our products and services, including those products and services acquired from Precise Software; the risk that we will not be able to successfully integrate, market and distribute products and technologies acquired from Precise Software; the risk that we will not be able to maintain the quality of our end-user customer and partnering relationships, and the risk that we will not manage our business effectively. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent report on Form 10-K and Form 10-Q on file with the SEC. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Copyright (C) 2003 VERITAS Software Corporation. All rights reserved. VERITAS, the VERITAS Logo, VERITAS i(3), StorageCentral, and all other VERITAS product names and slogans are trademarks or registered trademarks of VERITAS Software Corporation. VERITAS StorageCentral and the VERITAS Logo Reg. U.S. Pat. & Tm. Off. Other product names and/or slogans mentioned herein may be trademarks or registered trademarks of their respective companies.


--------------------------------

(1) IDC. "Worldwide Performance and Availability Management Software Forecast and Analysis, 2002-2006." Grieser, T. 2002.